UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10395

Pioneer Series Trust VII
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  October 31, 2021

Date of reporting period: November 1, 2020 through April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Global High
Yield Fund

Semiannual Report | April 30, 2021
A: PGHYX	C: PGYCX	Y: GHYYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 1

President’s Letter

Dear Shareholders,
With the first half of 2021 nearly over, we have seen some better news on the COVID-19 pandemic front. In the US, widespread distribution of the COVID-19 vaccines approved for emergency use late last year, and a general decline in both virus cases and related hospitalizations, have had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile.
With that said, so far during 2021, we have seen investments typically associated with a higher degree of risk, such as equities and high-yield bonds, outperform investments regarded as less risky, such as government debt. In addition, cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, have rallied this year after slumping during the height of the pandemic, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
Despite the strong rebound from the March 2020 lows and positive market performance so far this year, several factors that could lead to increased volatility and weaker performance bear watching. These include: public-health issues such as potential surges in COVID-19 cases, particularly as “variants” of the virus have continued to arise; macroeconomic concerns (inflation, energy prices, sluggish employment figures); and changes to the US government’s fiscal policies, particularly the possibility of higher income tax rates on both individuals and businesses.
After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and have invited our employees to slowly return to the office. I am proud of the careful planning that has taken place. Our business has continued to operate without any disruption and we all look forward to regaining a bit of normalcy after 15 months of remote working.
Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

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At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
June 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 3

Portfolio Management Discussion | 4/30/21
In the following interview, Andrew Feltus, Ken Monaghan, and Matt Shulkin discuss the factors that influenced the performance of Pioneer Global High Yield Fund during the six-month period ended April 30, 2021. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, and Mr. Shulkin, a senior vice president and a portfolio manager at Amundi US.
Q How did the Fund perform during the six-month period ended April 30, 2021?
A Pioneer Global High Yield Fund’s Class A shares returned 12.72% at net asset value during the six-month period ended April 30, 2021, while the Fund’s benchmarks, the Bloomberg Barclays Global High Yield Index (the Bloomberg Barclays Index) and the ICE Bank of America (ICE BofA) U.S. High Yield Index, returned 8.58% and 8.12%, respectively. During the same period, the average return of the 695 mutual funds in Morningstar’s High Yield Bond Funds category was 7.98%.
Q Could you please describe the market environment for global high-yield investors during the six-month period ended April 30, 2021?
A Entering the period in November 2020, markets had been focused on heightened risks revolving around three key areas: the continuing COVID-19 pandemic, the need for additional fiscal stimulus, and political risks, particularly the US elections. COVID-19 outbreaks at the time were ongoing and the lockdowns enacted earlier in 2020 to help slow the propagation of the virus, while relaxed in some areas, were economically costly nonetheless. After an initial wave of fiscal stimulus packages early on in the pandemic, additional legislation in both the US and Europe were proving difficult to enact. On the political front, arranging the final details of the Brexit deal in the United Kingdom were challenging, and signs had emerged that the US election results would be contested.
In December, the confirmation of November’s US election results helped reduce uncertainty and boosted market sentiment. That same month, the economic outlook received two “shots in the arm,” as a pair of COVID-19 vaccines received emergency-use authorization, and Congress finally reached agreement on a $900 billion COVID-19 relief package. Markets

4 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

viewed the vaccines as the proverbial “light at the end of the tunnel” for the pandemic, betting that widespread vaccinations would help alleviate public-health uncertainty and bring forward the timing of a return to economic normalcy. The additional fiscal stimulus measures were viewed as offering much needed support for many individuals and businesses.
As 2021 got underway, investors elected to focus their attention on those positive developments and looked beyond regional “surges” in COVID-19 cases, as well as select data that suggested a slowing in the rate of economic recovery. By late January, remaining political uncertainty had been removed as a new administration and Democrat-controlled House and Senate took office and almost immediately began discussions about even more fiscal stimulus, which resulted in passage of another $1.9 trillion COVID-19 relief package soon after. In response, riskier assets rallied and yields on high-quality sovereign debt moved higher in the first quarter of 2021.
US high-yield corporates generated positive returns every month during the six-month period, even as credit spreads tightened and Treasury bond yields rose. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) European high-yield debt generated similar results in local currencies, but the euro appreciated over the period, due to the easy monetary stance of the US Federal Reserve (Fed), and that helped lift the total returns of non-US dollar (USD) high-yield bonds.
Despite strong performance at the end of 2020, emerging markets high-yield bonds have lagged other high-yield sectors so far in 2021, reflecting their longer duration as well as some idiosyncratic risk; for instance, the performance of Petrobras, a bond the Fund does not hold, weakened on news of the Brazilian government’s interference with company management. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
Q What were the principal factors that influenced the Fund’s benchmark-relative performance during the six-month period ended April 30, 2021?
A The Fund’s asset allocations led the positive contributors to benchmark-relative performance for the six-month period, while security selection also aided relative returns.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 5

In sector terms, the portfolio’s positioning in energy, transportation, and leisure were the top positive contributors to relative performance for the period. Those sectors have been rebounding as the global economy has gradually reopened. The Fund was overweight versus the benchmark to energy and transportation, and experienced strong security selection results in both sectors as well. The Fund’s relative performance also benefited from overweights to leisure, airlines, and other sectors that bore the brunt of the COVID-19 lockdowns, but that so far have bounced back strongly in 2021.
In terms of credit quality, the Fund benefited from being underweight to issues rated BB, and from an overweight to B-rated issues. Regionally, the portfolio’s overweight to North America and underweights to Europe and the emerging markets also aided the Fund’s relative results.
The largest detractor from relative performance from a positioning standpoint was the Fund’s cash allocation; we hold cash in the portfolio in an effort to ensure adequate liquidity as part of our investment strategy.
At the individual security level, the leading positive contributors to the Fund’s relative returns during the six-month period included positions in AMC Entertainment, the global movie theater chain; Baytex Energy, an exploration-and-production company focused on oil operations in Western Canada and the Eagle Ford field in Texas; and Shelf Drilling, an operator of shallow water jack-up drilling rigs outside of the US.
Leading detractors from the Fund’s relative performance among individual securities included underweights in Occidental Petroleum, the large global exploration-and-production company; Pemex, the Mexican state-owned oil company; and Bombardier, the manufacturer of regional jets for the airline industry.
Q Did the Fund have any exposure to derivative securities during the six-month period ended April 30, 2021? If so, did the derivatives have any effect on the Fund’s performance?
A Yes, we utilized index-based credit-default swaps in order to maintain the desired level of portfolio exposure to the high-yield market, and as a means of seeking to maintain sufficient liquidity to make opportunistic purchases and helping to meet any unanticipated redemption requests. We use the swap positions to increase the Fund’s market exposure at certain times, and to decrease market exposure at other times. During the six-month period, the use of credit-default swaps had a positive effect on the Fund’s performance. We also utilized forward foreign currency

6 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

contracts (currency forwards) and foreign exchange options during the six-month period, and those positions also had a positive impact on the Fund’s performance as the euro gained ground versus the USD.
Q Did the Fund’s distributions* to shareholders change during the six-month period ended April 30, 2021?
A The Fund’s monthly distributions remained relatively stable over the six months, despite volatility in both Treasury yields and credit spreads.
Q What is your investment outlook?
A The Fed has continued to message that it is willing to keep US monetary policy accommodative for an extended period of time. While “an extended period of time” seems to be a purposefully vague duration, public comments from members of the Federal Open Market Committee (FOMC) have suggested that they could be thinking the “extended period” equals at least one year. If the FOMC, as suggested, waits for a full year with Core PCE (personal consumption) inflation at more than 2% before tightening monetary policy, rate hikes could be off the table until 2023, in our opinion. That would be consistent with the Fed’s own “dot plot” projections. Market pricing, however, has reflected a somewhat faster pace for rate hikes, due in part to the possibility that the markets may not “buy” the Fed’s new operating framework. (The Fed’s “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each of the FOMC’s members.)
Given the likelihood of additional fiscal stimulus through a proposed infrastructure spending package and possibly other initiatives, and a more rapid US economic reopening, we have revised upwards our base-case 2021 US gross domestic product growth forecast. Meanwhile, Europe and the emerging markets are “earlier” in their economic recoveries, as vaccination efforts in those regions have been less effective than in the US. However, we believe those areas will eventually reopen and see accelerating expansions.
We think the demand-driven economic growth dynamic could be positive for corporate fundamentals and consumer balance sheets. In turn, solid issuer fundamentals and still-elevated investor cash balances (which are earning close to 0% yield) may support the performance of credit-sensitive securities going forward.

* Distributions are not guaranteed.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 7

We currently regard the risk of interest rates moving sharply higher as remote, but we are monitoring conditions closely as strong monthly economic data on the horizon could push Treasury yields higher in the coming months.
All in all, we believe the current backdrop is supportive for high-yield fundamentals. Strong growth and corporate profits have resulted in decreasing default rates. Markets are open and companies have good access to financing, in both the loan and bond markets.
Our main concern heading into the second half of the Fund’s fiscal year is valuations. High-yield spreads, at period-end, were in the lower quartile of historical ranges, but still appear attractive relative to other “spread assets,” such as investment-grade corporate bonds and government-backed mortgage bonds. Our base case is that default losses might be low, but that the level of valuations and rising Treasury yields could constrain total returns, even if high-yield securities continue to outperform other segments of the bond market.

8 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Please refer to the Schedule of Investments on pages 18–41 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.
Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 9

These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Portfolio Summary | 4/30/21
Portfolio Diversification

(As a percentage of total investments)*

Geographical Distribution

(As a percentage of total investments based on country of domicile)

10 Largest Holdings
(As a percentage of total investments)*
1.	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	1.18%
2.	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	1.07
3.	Metinvest BV, 7.75%, 10/17/29 (144A)	1.02
4.	MDC Partners, Inc., 7.5%, 5/1/24 (144A)	0.94
5.	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	0.91
6.	Atento Luxco 1 S.A., 8.0%, 2/10/26 (144A)	0.84
7.	Ivory Coast Government International Bond, 4.875%, 1/30/32 (144A)	0.83
8.	Garda World Security Corp., 9.5%, 11/1/27 (144A)	0.82
9.	Mercer International, Inc., 5.125%, 2/1/29 (144A)	0.78
10.	Tronox, Inc., 4.625%, 3/15/29 (144A)	0.77
* Excludes temporary cash investments and all derivative contracts except for options purchased.
The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 11

Prices and Distributions | 4/30/21

Net Asset Value per Share

Class	4/30/21	10/31/20
A	$8.66	$7.88
C	$8.65	$7.87
Y	$8.49	$7.73

Distributions per Share: 11/1/20–4/30/21

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
A	$0.2148	$ —	$ —
C	$0.1761	$ —	$ —
Y	$0.2207	$ —	$ —

Index Definitions
The Bloomberg Barclays Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the Barclays U.S. High-Yield, Barclays Pan-European High-Yield, Barclays U.S. Emerging Markets High-Yield, and Barclays Pan-European Emerging Markets High-Yield Indices. The ICE BofA U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts appearing on pages 13–15.

12 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Performance Update | 4/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.

Average Annual Total Returns
(As of April 30, 2021)
			BBG	ICE
			Barclays	BofA
	Net	Public	Global	U.S.
	Asset	Offering	High	High
	Value	Price	Yield	Yield
Period	(NAV)	(POP)	Index	Index
10 years 3.89%		3.42%	5.91%	6.27%
5 years	6.10	5.13	6.45	7.33
1 year	30.08	24.23	21.80	20.10

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross	Net
1.23%	1.14%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charge been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through March 1, 2022, for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 13

Performance Update | 4/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.

Average Annual Total Returns
(As of April 30, 2021)
			BBG	ICE
			Barclays	BofA
			Global	U.S.
			High	High
	If	If	Yield	Yield
Period	Held	Redeemed	Index	Index
10 years	3.13%	3.13%	5.91%	6.27%
5 years	5.32	5.32	6.45	7.33
1 year	28.95	28.95	21.80	20.10

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
2.02%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Performance Update | 4/30/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Barclays Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.

Average Annual Total Returns
(As of April 30, 2021)

		BBG	ICE
		Barclays	BofA
	Net	Global	U.S.
	Asset	High	High
	Value	Yield	Yield
Period	(NAV)	Index	Index
10 years	4.14%	5.91%	6.27%
5 years	6.36	6.45	7.33
1 year	30.24	21.80	20.10

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross	Net
0.96%	0.90%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through March 1, 2022, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service
(12b-1) fees, and other Fund expenses; and

(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6

(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund
Based on actual returns from November 1, 2020 through April 30, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/20
Ending Account Value (after expenses)	$1,127.20	$1,122.20	$1,127.80
on 4/30/21
Expenses Paid	$6.01	$10.58	$4.75
During Period*

* Expenses are equal to the Fund’s annualized expense ratio of 1.14%, 2.01%, and 0.90% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).
16 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2020 through April 30, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/20
Ending Account Value (after expenses)	$1,019.14	$1,014.83	$1,020.33
on 4/30/21
Expenses Paid	$5.71	$10.04	$4.51
During Period*

* Expenses are equal to the Fund’s annualized expense ratio of 1.14%, 2.01%, and 0.90% for Class A,
Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 17

Schedule of Investments | 4/30/21
(unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 94.4%
COMMON STOCKS — 0.7% of Net Assets
Energy Equipment & Services — 0.6%
44,927(a)	FTS International, Inc.	$ 1,155,522
11,730^(a)	Superior Energy Services, Inc.	372,428
	Total Energy Equipment & Services	$ 1,527,950
Household Durables — 0.0%†
1,443,476(a)	Desarrolladora Homex SAB de CV	$ 1,853
	Total Household Durables	$ 1,853
Oil, Gas & Consumable Fuels — 0.1%
25(a)	Amplify Energy Corp.	$ 67
5,735,146^(a)	Ascent CNR Corp.	172,054
	Total Oil, Gas & Consumable Fuels	$ 172,121
Paper & Forest Products — 0.0%†
459,481	Emerald Plantation Holdings, Ltd.	$ 7,352
	Total Paper & Forest Products	$ 7,352
TOTAL COMMON STOCKS
	(Cost $2,250,290)	$ 1,709,276

Principal
Amount
USD ($)
CONVERTIBLE CORPORATE BONDS — 4.1%
of Net Assets
Airlines — 1.0%
513,000	Air Canada, 4.0%, 7/1/25 (144A)	$ 786,942
700,000	GOL Equity Finance SA, 3.75%, 7/15/24 (144A)	592,945
999,000	Spirit Airlines, Inc., 1.0%, 5/15/26	1,025,126
	Total Airlines	$ 2,405,013
Banks — 0.1%
IDR 11,178,198,000^	PT Bakrie & Brothers Tbk, 0.0%, 12/22/22	$ 77,385
	Total Banks	$ 77,385
Biotechnology — 0.3%
631,000	Insmed, Inc., 1.75%, 1/15/25	$ 703,565
	Total Biotechnology	$ 703,565
Entertainment — 0.5%
735,000(b)	DraftKings, Inc., 3/15/28 (144A)	$ 701,558
520,000	IMAX Corp., 0.5%, 4/1/26 (144A)	539,119
	Total Entertainment	$ 1,240,677

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Principal
Amount
USD ($)		Value
Healthcare-Products — 0.1%
230,000	Integra LifeSciences Holdings Corp., 0.5%, 8/15/25	$ 264,799
	Total Healthcare-Products	$ 264,799
Leisure Time — 0.2%
315,000	Royal Caribbean Cruises, Ltd., 4.25%, 6/15/23 (144A)	$ 442,102
	Total Leisure Time	$ 442,102
Media — 0.1%
237,000	DISH Network Corp., 3.375%, 8/15/26	$ 249,442
	Total Media	$ 249,442
Mining — 0.3%
510,000	Ivanhoe Mines, Ltd., 2.5%, 4/15/26 (144A)	$ 608,838
	Total Mining	$ 608,838
Pharmaceuticals — 0.3%
455,000	Revance Therapeutics, Inc., 1.75%, 2/15/27	$ 522,397
523,000	Tricida, Inc., 3.5%, 5/15/27 (144A)	202,597
	Total Pharmaceuticals	$ 724,994
REITs — 0.1%
274,000	Summit Hotel Properties, Inc., 1.5%, 2/15/26	$ 296,742
	Total REITs	$ 296,742
Software — 0.8%
1,005,000	Ceridian HCM Holding, Inc., 0.25%, 3/15/26 (144A)	$ 999,975
410,000(b)	Everbridge, Inc., 3/15/26 (144A)	416,150
540,000	Verint Systems, Inc., 0.25%, 4/15/26 (144A)	544,551
	Total Software	$ 1,960,676
Transportation — 0.3%
725,000	Golar LNG, Ltd., 2.75%, 2/15/22	$ 707,122
	Total Transportation	$ 707,122
TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $10,007,101)	$ 9,681,355
CORPORATE BONDS — 82.1% of Net Assets
Advertising — 1.6%
200,000	Clear Channel International BV, 6.625%, 8/1/25 (144A)	$ 209,000
465,000	Clear Channel Outdoor Holdings, Inc., 7.75%,
	4/15/28 (144A)	478,745
2,082,000(c)	MDC Partners, Inc., 7.5%, 5/1/24 (144A)	2,118,269
325,000	Outfront Media Capital LLC/Outfront Media Capital
	Corp., 4.25%, 1/15/29 (144A)	322,891
720,000	Outfront Media Capital LLC/Outfront Media Capital
	Corp., 6.25%, 6/15/25 (144A)	764,100
	Total Advertising	$ 3,893,005

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 19

Schedule of Investments | 4/30/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Agriculture — 0.3%
770,000	Kernel Holding SA, 6.5%, 10/17/24 (144A)	$ 806,575
	Total Agriculture	$ 806,575
	Airlines — 2.9%
765,000	Aerovias de Mexico SA de CV, 7.0%, 2/5/25 (144A)	$ 424,582
360,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.5%, 4/20/26 (144A)	378,000
300,000	American Airlines, Inc./AAdvantage Loyalty IP, Ltd.,
	5.75%, 4/20/29 (144A)	321,450
675,000	Gol Finance SA, 7.0%, 1/31/25 (144A)	615,600
540,000	Gol Finance SA, 8.0%, 6/30/26 (144A)	535,043
654,519	Mileage Plus Holdings LLC/Mileage Plus Intellectual
	Property Assets, Ltd., 6.5%, 6/20/27 (144A)	716,895
2,375,000	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	2,410,625
EUR 1,300,000	Transportes Aereos Portugueses SA, 5.625%,
	12/2/24 (144A)	1,293,925
225,000	United Airlines, Inc., 4.625%, 4/15/29 (144A)	233,820
	Total Airlines	$ 6,929,940
	Auto Manufacturers — 2.2%
595,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	$ 610,006
2,545,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	2,659,805
240,000	Ford Motor Credit Co. LLC, 5.113%, 5/3/29	262,128
1,545,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	1,631,906
	Total Auto Manufacturers	$ 5,163,845
	Auto Parts & Equipment — 1.7%
809,000	American Axle & Manufacturing, Inc., 6.25%, 3/15/26	$ 830,742
515,000	Dana, Inc., 4.25%, 9/1/30	522,081
1,243,000	Dealer Tire LLC/DT Issuer LLC, 8.0%, 2/1/28 (144A)	1,312,919
1,415,000	Iochpe-Maxion Austria GmbH/Maxion Wheels de
	Mexico S de RL de CV, 5.0%, 5/7/28 (144A)	1,384,153
	Total Auto Parts & Equipment	$ 4,049,895
	Banks — 3.1%
700,000	Akbank T.A.S., 5.125%, 3/31/25	$ 695,086
420,000	Akbank T.A.S., 6.8%, 2/6/26 (144A)	434,162
ARS 8,000,000(d)	Banco de la Ciudad de Buenos Aires, 38.071%
	(BADLARPP + 399 bps), 12/5/22	75,177
1,180,000(e)	Banco GNB Sudameris SA, 7.5% (5 Year CMT Index +
	666 bps), 4/16/31 (144A)	1,217,170
1,026,000(e)(f)	Banco Mercantil del Norte SA, 6.75% (5 Year CMT
	Index + 497 bps) (144A)	1,079,865
380,000(e)(f)	Banco Mercantil del Norte SA, 8.375% (5 Year CMT
	Index + 776 bps) (144A)	451,586
1,392,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	1,444,270

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Principal
Amount
USD ($)		Value
	Banks — (continued)
1,122,000	Provident Funding Associates LP/PFG Finance Corp.,
	6.375%, 6/15/25 (144A)	$ 1,122,000
750,000(e)(f)	Sovcombank Via SovCom Capital DAC, 7.75% (5 Year
	CMT Index + 638 bps) (144A)	764,370
9,000(e)	Turkiye Vakiflar Bankasi TAO, 8.0% (5 Year USD Swap
	Rate + 585 bps), 11/1/27 (144A)	9,001
	Total Banks	$ 7,292,687
	Biotechnology — 0.5%
EUR 790,000	Cidron Aida Finco S.a.r.l., 5.0%, 4/1/28 (144A)	$ 967,863
GBP 220,000	Cidron Aida Finco S.a.r.l., 6.25%, 4/1/28 (144A)	306,997
	Total Biotechnology	$ 1,274,860
	Building Materials — 0.8%
1,201,000	Koppers, Inc., 6.0%, 2/15/25 (144A)	$ 1,234,028
570,000	Patrick Industries, Inc., 4.75%, 5/1/29 (144A)	571,596
	Total Building Materials	$ 1,805,624
	Chemicals — 2.8%
537,000	Hexion, Inc., 7.875%, 7/15/27 (144A)	$ 578,056
275,000	Kraton Polymers LLC/Kraton Polymers Capital Corp.,
	4.25%, 12/15/25 (144A)	279,125
794,000	OCI NV, 4.625%, 10/15/25 (144A)	829,524
1,108,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
	4/1/25 (144A)	1,142,647
1,280,000	Sasol Financing USA LLC, 5.5%, 3/18/31	1,311,616
815,000	Trinseo Materials Operating SCA/Trinseo Materials
	Finance, Inc., 5.125%, 4/1/29 (144A)	827,225
1,705,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	1,741,231
	Total Chemicals	$ 6,709,424
	Coal — 0.4%
895,000	SunCoke Energy Partners LP/SunCoke Energy
	Partners Finance Corp., 7.5%, 6/15/25 (144A)	$ 932,160
	Total Coal	$ 932,160
	Commercial Services — 5.2%
505,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 6.625%, 7/15/26 (144A)	$ 534,038
1,345,000	Allied Universal Holdco LLC/Allied Universal Finance
	Corp., 9.75%, 7/15/27 (144A)	1,476,137
680,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	731,224
1,746,000	Atento Luxco 1 SA, 8.0%, 2/10/26 (144A)	1,895,361
1,435,000	Celestial-Saturn Merger Sub, Inc., 4.5%, 5/1/28 (144A)	1,432,891
1,666,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	1,836,765
EUR 705,000	Loxam SAS, 6.0%, 4/15/25 (144A)	856,906

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 21

Schedule of Investments | 4/30/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Commercial Services — (continued)
915,000	Prime Security Services Borrower LLC/Prime
	Finance, Inc., 5.75%, 4/15/26 (144A)	$ 1,000,095
1,330,000	Prime Security Services Borrower LLC/Prime
	Finance, Inc., 6.25%, 1/15/28 (144A)	1,389,850
525,000	Sotheby’s, 7.375%, 10/15/27 (144A)	565,845
EUR 605,000	Verisure Holding AB, 3.25%, 2/15/27 (144A)	729,694
	Total Commercial Services	$ 12,448,806
	Computers — 0.6%
595,000	Diebold Nixdorf, Inc., 8.5%, 4/15/24	$ 607,644
110,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	122,512
455,000	NCR Corp., 5.0%, 10/1/28 (144A)	468,650
225,000	NCR Corp., 5.25%, 10/1/30 (144A)	232,875
110,000	NCR Corp., 8.125%, 4/15/25 (144A)	119,900
	Total Computers	$ 1,551,581
	Diversified Financial Services — 5.6%
1,018,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	$ 1,094,350
1,765,000	ASG Finance Designated Activity Co., 7.875%,
	12/3/24 (144A)	1,693,848
400,000(g)	Avation Capital SA, 8.25% (9.0% PIK 8.25% Cash),
	10/31/26 (144A)	324,000
1,381,000	Credito Real SAB de CV SOFOM ER, 8.0%,
	1/21/28 (144A)	1,341,296
665,000	Financiera Independencia SAB de CV SOFOM ENR,
	8.0%, 7/19/24 (144A)	582,872
EUR 300,000	Garfunkelux Holdco 3 SA, 6.75%, 11/1/25 (144A)	374,216
GBP 510,000	Garfunkelux Holdco 3 SA, 7.75%, 11/1/25 (144A)	730,734
1,374,482(g)	Global Aircraft Leasing Co., Ltd., 6.5% (7.25% PIK 6.5%
	Cash), 9/15/24 (144A)	1,374,482
GBP 785,000	Jerrold Finco Plc, 5.25%, 1/15/27 (144A)	1,112,583
680,000	Nationstar Mortgage Holdings, Inc., 5.5%,
	8/15/28 (144A)	686,800
445,000	PHH Mortgage Corp., 7.875%, 3/15/26 (144A)	453,887
1,416,000	Unifin Financiera SAB de CV, 8.375%, 1/27/28 (144A)	1,333,900
740,000	United Wholesale Mortgage LLC, 5.5%, 4/15/29 (144A)	727,257
1,535,000	VistaJet Malta Finance Plc/XO Management
	Holding, Inc., 10.5%, 6/1/24 (144A)	1,653,963
	Total Diversified Financial Services	$ 13,484,188
	Electric — 2.1%
470,000	Calpine Corp., 4.625%, 2/1/29 (144A)	$ 462,950
850,000	Cemig Geracao e Transmissao SA, 9.25%,
	12/5/24 (144A)	980,475
610,000	Clearway Energy Operating LLC, 3.75%,
	2/15/31 (144A)	601,271

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Principal
Amount
USD ($)		Value
	Electric — (continued)
EUR 560,000	ContourGlobal Power Holdings SA, 2.75%,
	1/1/26 (144A)	$ 676,237
EUR 280,000	ContourGlobal Power Holdings SA, 3.125%,
	1/1/28 (144A)	339,482
1,120,000	Pampa Energia SA, 7.5%, 1/24/27 (144A)	915,723
970,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	1,005,453
	Total Electric	$ 4,981,591
	Electrical Components & Equipment — 0.6%
EUR 802,000	Belden, Inc., 3.875%, 3/15/28 (144A)	$ 1,002,072
335,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	371,850
	Total Electrical Components & Equipment	$ 1,373,922
	Engineering & Construction — 1.6%
967,000	Dycom Industries, Inc., 4.5%, 4/15/29 (144A)	$ 981,505
543,000	IHS Netherlands Holdco BV, 8.0%, 9/18/27 (144A)	589,155
1,845,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	2,045,644
1,000,709(h)	Stoneway Capital Corp., 10.0%, 3/1/27 (144A)	295,209
	Total Engineering & Construction	$ 3,911,513
	Entertainment — 3.4%
609,000	AMC Entertainment Holdings, Inc., 10.5%,
	4/24/26 (144A)	$ 640,790
556,935(g)	AMC Entertainment Holdings, Inc., 12.0%
	(12.0% PIK 10.0%
	Cash), 6/15/26 (144A)	477,572
840,000	Caesars Entertainment, Inc., 8.125%, 7/1/27 (144A)	933,391
EUR 800,000	Gamma Bidco S.p.A., 5.125%, 7/15/25 (144A)	972,901
EUR 516,000	International Game Technology Plc, 2.375%,
	4/15/28 (144A)	603,016
245,000	International Game Technology Plc, 4.125%,
	4/15/26 (144A)	252,450
770,000	Lions Gate Capital Holdings LLC, 5.5%, 4/15/29 (144A)	771,925
1,145,000	Mohegan Gaming & Entertainment, 8.0%, 2/1/26 (144A)	1,162,060
EUR 712,000	Scientific Games International, Inc., 5.5%,
	2/15/26 (144A)	860,318
955,000	Scientific Games International, Inc., 7.25%,
	11/15/29 (144A)	1,050,424
344,000	Scientific Games International, Inc., 8.25%,
	3/15/26 (144A)	370,660
	Total Entertainment	$ 8,095,507
	Environmental Control — 0.9%
965,000	Covanta Holding Corp., 5.0%, 9/1/30	$ 990,331
310,000	GFL Environmental, Inc., 4.0%, 8/1/28 (144A)	296,651
785,000	Tervita Corp., 11.0%, 12/1/25 (144A)	889,013
	Total Environmental Control	$ 2,175,995

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 23

Schedule of Investments | 4/30/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Food — 2.6%
710,000	Aragvi Finance International DAC, 8.45%,
	4/29/26 (144A)	$ 730,015
GBP 410,000	Bellis Acquisition Co. Plc, 3.25%, 2/16/26 (144A)	567,689
GBP 490,000	Boparan Finance Plc, 7.625%, 11/30/25 (144A)	667,134
875,000	FAGE International SA/FAGE USA Dairy Industry,
	Inc., 5.625%, 8/15/26 (144A)	900,156
1,030,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	1,003,230
563,000	Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)	598,469
EUR 655,000	Quatrim SASU, 5.875%, 1/15/24 (144A)	820,976
321,000	Simmons Foods, Inc./Simmons Prepared Foods,
	Inc./Simmons Pet Food, Inc./Simmons Feed,
	4.625%, 3/1/29 (144A)	323,475
675,000	US Foods, Inc., 4.75%, 2/15/29 (144A)	680,906
	Total Food	$ 6,292,050
	Forest Products & Paper — 1.6%
725,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 730,488
1,690,000	Mercer International, Inc., 5.125%, 2/1/29 (144A)	1,747,038
809,000	Schweitzer-Mauduit International, Inc., 6.875%,
	10/1/26 (144A)	855,517
EUR 350,000	Spa Holdings, 3.625%, 2/4/28 (144A)	426,566
	Total Forest Products & Paper	$ 3,759,609
	Healthcare-Products — 0.2%
375,000	Varex Imaging Corp., 7.875%, 10/15/27 (144A)	$ 418,538
	Total Healthcare-Products	$ 418,538
	Healthcare-Services — 2.5%
860,000	Auna SAA, 6.5%, 11/20/25 (144A)	$ 866,459
EUR 420,000	CAB SELAS, 3.375%, 2/1/28 (144A)	502,234
1,145,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	1,145,229
690,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	742,219
1,484,000	Surgery Center Holdings, Inc., 10.0%, 4/15/27 (144A)	1,627,290
250,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	261,000
786,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	831,195
	Total Healthcare-Services	$ 5,975,626
	Home Builders — 1.7%
575,000	Beazer Homes USA, Inc., 5.875%, 10/15/27	$ 606,625
579,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	596,370
155,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	172,050
659,000	Brookfield Residential Properties, Inc./Brookfield
	Residential US Corp., 6.25%, 9/15/27 (144A)	698,540

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Principal
Amount
USD ($)		Value
	Home Builders — (continued)
550,000	M/I Homes, Inc., 4.95%, 2/1/28	$ 578,353
1,259,000	Taylor Morrison Communities, Inc., 5.875%,
	6/15/27 (144A)	1,428,965
	Total Home Builders	$ 4,080,903
	Home Furnishings — 0.8%
EUR 985,000	International Design Group S.p.A., 6.5%, 11/15/25 (144A) $	1,235,103
690,000	Tempur Sealy International, Inc., 4.0%, 4/15/29 (144A)	698,853
	Total Home Furnishings	$ 1,933,956
	Housewares — 0.3%
790,000	Scotts Miracle-Gro Co., 4.0%, 4/1/31 (144A)	$ 782,100
	Total Housewares	$ 782,100
	Insurance — 0.4%
GBP 585,000	Galaxy Bidco, Ltd., 6.5%, 7/31/26 (144A)	$ 855,379
	Total Insurance	$ 855,379
	Iron & Steel — 2.2%
1,050,000	Carpenter Technology Corp., 6.375%, 7/15/28	$ 1,151,363
1,097,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	1,190,245
670,000	Commercial Metals Co., 3.875%, 2/15/31	670,000
2,165,000	Metinvest BV, 7.75%, 10/17/29 (144A)	2,305,076
	Total Iron & Steel	$ 5,316,684
	Leisure Time — 1.8%
130,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 142,350
EUR 170,000	Carnival Corp., 7.625%, 3/1/26 (144A)	226,316
180,000	Carnival Corp., 10.5%, 2/1/26 (144A)	212,157
780,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	815,100
220,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	231,730
EUR 225,000	Pinnacle Bidco Plc, 5.5%, 2/15/25 (144A)	274,378
410,000	Royal Caribbean Cruises, Ltd., 5.5%, 4/1/28 (144A)	429,967
175,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	193,193
407,000	Royal Caribbean Cruises, Ltd., 11.5%, 6/1/25 (144A)	471,485
817,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	800,660
520,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%,
	2/15/29 (144A)	528,450
	Total Leisure Time	$ 4,325,786
	Lodging — 0.4%
590,000	Grupo Posadas SAB de CV, 7.875%, 6/30/22 (144A)	$ 321,792
550,000	Hilton Domestic Operating Co., Inc., 4.0%, 5/1/31 (144A)	555,500
	Total Lodging	$ 877,292

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 25

Schedule of Investments | 4/30/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Machinery-Construction & Mining — 0.2%
580,000	Terex Corp., 5.0%, 5/15/29 (144A)	$ 603,200
	Total Machinery-Construction & Mining	$ 603,200
	Machinery-Diversified — 0.4%
EUR 790,000	Sofima Holding SPA, 3.75%, 1/15/28 (144A)	$ 953,662
	Total Machinery-Diversified	$ 953,662
	Media — 2.9%
735,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
	4.5%, 6/1/33 (144A)	$ 740,748
1,125,000	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	1,174,219
1,000,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	977,500
560,000	CSC Holdings LLC, 5.0%, 11/15/31 (144A)	561,050
749,000	Diamond Sports Group LLC/Diamond Sports
	Finance Co., 6.625%, 8/15/27 (144A)	406,332
290,000	Entercom Media Corp., 6.75%, 3/31/29 (144A)	298,700
425,000	News Corp., 3.875%, 5/15/29 (144A)	433,279
EUR 575,000	Virgin Media Finance Plc, 3.75%, 7/15/30 (144A)	693,569
GBP 425,000	Virgin Media Vendor Financing Notes III DAC,
	4.875%, 7/15/28 (144A)	602,031
EUR 855,000	Ziggo Bond Co. BV, 3.375%, 2/28/30 (144A)	1,016,402
	Total Media	$ 6,903,830
	Mining — 2.1%
730,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 707,888
705,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	740,250
665,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	730,469
200,000	First Quantum Minerals, Ltd., 7.5%, 4/1/25 (144A)	207,750
675,000	FMG Resources August 2006 Pty, Ltd., 4.375%,
	4/1/31 (144A)	701,156
424,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	450,845
811,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	843,440
549,000	Joseph T Ryerson & Son, Inc., 8.5%, 8/1/28 (144A)	606,618
	Total Mining	$ 4,988,416
	Oil & Gas — 7.4%
1,475,000	Aethon United BR LP/Aethon United Finance
	Corp., 8.25%, 2/15/26 (144A)	$ 1,568,028
1,800,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1,665,000
905,000	Cenovus Energy, Inc., 6.75%, 11/15/39	1,145,220
1,265,000	Colgate Energy Partners III LLC, 7.75%, 2/15/26 (144A)	1,261,838
490,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.0%,
	2/1/31 (144A)	504,700
735,000	Indigo Natural Resources LLC, 5.375%, 2/1/29 (144A)	729,487
590,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	604,750
1,100,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	1,174,558

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Principal
Amount
USD ($)		Value
	Oil & Gas — (continued)
575,000	Murphy Oil Corp., 6.375%, 7/15/28	$ 583,625
1,260,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	1,277,640
1,255,000	Occidental Petroleum Corp., 4.4%, 4/15/46	1,104,400
200,000	Occidental Petroleum Corp., 5.5%, 12/1/25	215,000
805,000	PBF Holding Co. LLC/PBF Finance Corp., 6.0%, 2/15/28	607,441
486,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
	5/15/25 (144A)	509,085
760,000	Petroleos Mexicanos, 6.875%, 10/16/25 (144A)	830,832
781,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	593,560
615,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	631,913
220,952	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	209,352
1,220,000	Vine Energy Holdings LLC, 6.75%, 4/15/29 (144A)	1,221,525
1,800,000	YPF SA, 6.95%, 7/21/27 (144A)	1,107,000
ARS 22,125,000	YPF SA, 16.5%, 5/9/22 (144A)	193,923
	Total Oil & Gas	$ 17,738,877
	Oil & Gas Services — 1.0%
875,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.875%, 4/1/27 (144A)	$ 930,781
788,000	Exterran Energy Solutions LP/EES Finance Corp., 8.125%,
	5/1/25	709,200
715,000	TechnipFMC Plc, 6.5%, 2/1/26 (144A)	763,201
	Total Oil & Gas Services	$ 2,403,182
	Packaging & Containers — 0.4%
EUR 340,000	Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
	2.125%, 8/15/26 (144A)	$ 408,972
619,000	Greif, Inc., 6.5%, 3/1/27 (144A)	654,552
	Total Packaging & Containers	$ 1,063,524
	Pharmaceuticals — 3.8%
368,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
	6.0%, 6/30/28 (144A)	$ 279,680
391,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
	9.5%, 7/31/27 (144A)	414,460
EUR 1,285,000	Gruenenthal GmbH, 3.625%, 11/15/26 (144A)	1,572,966
EUR 455,000	Gruenenthal GmbH, 4.125%, 5/15/28 (144A)	557,714
600,000	Jazz Securities DAC, 4.375%, 1/15/29 (144A)	613,500
EUR 480,000	Organon Finance 1 LLC, 2.875%, 4/30/28 (144A)	589,852
345,000	Organon Finance 1 LLC, 4.125%, 4/30/28 (144A)	353,449
600,000	P&L Development LLC/PLD Finance Corp.,
	7.75%, 11/15/25 (144A)	637,500
1,008,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	1,060,920
EUR 1,315,000	Rossini S.a.r.l., 6.75%, 10/30/25 (144A)	1,669,957

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 27

Schedule of Investments | 4/30/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Pharmaceuticals — (continued)
EUR 895,000	Teva Pharmaceutical Finance Netherlands II BV,
	1.625%, 10/15/28	$ 959,037
EUR 255,000	Teva Pharmaceutical Finance Netherlands II BV,
	6.0%, 1/31/25	333,802
	Total Pharmaceuticals	$ 9,042,837
	Pipelines — 2.9%
1,500,000	Delek Logistics Partners LP/Delek Logistics Finance
	Corp., 6.75%, 5/15/25	$ 1,526,250
1,165,000(e)(f)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	1,188,300
810,000	EnLink Midstream Partners LP, 4.15%, 6/1/25	816,990
665,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	560,263
460,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	8.0%, 1/15/27	473,901
1,040,000	Harvest Midstream I LP, 7.5%, 9/1/28 (144A)	1,120,600
1,130,000	Northriver Midstream Finance LP, 5.625%,
	2/15/26 (144A)	1,165,313
	Total Pipelines	$ 6,851,617
	Real Estate — 0.5%
EUR 270,000	Neinor Homes SA, 4.5%, 10/15/26 (144A)	$ 330,539
EUR 610,000	Via Celere Desarrollos Inmobiliarios SA, 5.25%, 4/1/26
	(144A)	767,352
	Total Real Estate	$ 1,097,891
	REITs — 1.7%
735,000	iStar, Inc., 4.25%, 8/1/25	$ 744,849
741,000	iStar, Inc., 4.75%, 10/1/24	772,492
1,155,000	MPT Operating Partnership LP/MPT Finance Corp.,
	3.5%, 3/15/31	1,152,367
531,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
	Capital LLC, 7.875%, 2/15/25 (144A)	572,153
780,000	Uniti Group LP/Uniti Group Finance, Inc./CSL
	Capital LLC, 6.5%, 2/15/29 (144A)	775,347
	Total REITs	$ 4,017,208
	Retail — 1.6%
970,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 945,782
670,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	668,325
310,000	Ken Garff Automotive LLC, 4.875%, 9/15/28 (144A)	312,712
325,000	L Brands, Inc., 6.625%, 10/1/30 (144A)	374,550
527,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	540,138
285,000	Petsmart, Inc., 7.75%, 2/15/29 (144A)	308,997
557,000	Staples, Inc., 7.5%, 4/15/26 (144A)	576,495
	Total Retail	$ 3,726,999

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Principal
Amount
USD ($)		Value
	Semiconductors — 0.4%
845,000	Entegris, Inc., 3.625%, 5/1/29 (144A)	$ 857,675
	Total Semiconductors	$ 857,675
	Telecommunications — 3.7%
1,065,000	Altice France Holding SA, 6.0%, 2/15/28 (144A)	$ 1,057,805
280,000	Altice France SA, 5.125%, 1/15/29 (144A)	280,703
1,165,000	Altice France SA, 5.125%, 7/15/29 (144A)	1,166,584
724,079(g)	Digicel International Finance, Ltd./Digicel international
	Holdings, Ltd., 13.0% (7.0% PIK 6.0% Cash),
	12/31/25 (144A)	733,130
1,090,000	LogMeIn, Inc., 5.5%, 9/1/27 (144A)	1,136,064
1,055,000	Lumen Technologies, Inc., 4.5%, 1/15/29 (144A)	1,039,175
765,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	753,525
1,585,000	Total Play Telecomunicaciones SA de CV, 7.5%,
	11/12/25 (144A)	1,585,000
970,000	Windstream Escrow LLC/Windstream Escrow
	Finance Corp., 7.75%, 8/15/28 (144A)	1,011,225
	Total Telecommunications	$ 8,763,211
	Transportation — 2.1%
825,000	Danaos Corp., 8.5%, 3/1/28 (144A)	$ 880,692
620,000	Hidrovias International Finance S.a.r.l., 4.95%, 2/8/31
	(144A)	629,300
900,000	Seaspan Corp., 6.5%, 4/29/26	906,750
1,115,000	Simpar Europe SA, 5.2%, 1/26/31 (144A)	1,124,767
1,285,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	1,456,869
	Total Transportation	$ 4,998,378
	Trucking & Leasing — 0.2%
435,000	Fortress Transportation & Infrastructure Investors LLC,
	9.75%, 8/1/27 (144A)	$ 502,425
	Total Trucking & Leasing	$ 502,425
	TOTAL CORPORATE BONDS
	(Cost $192,422,679)	$196,011,973
	FOREIGN GOVERNMENT BONDS — 4.2%
	of Net Assets
	Argentina — 1.0%
1,794,500(c)	Argentine Republic Government International Bond,
	0.125%, 7/9/35	$ 565,286
118,980	Argentine Republic Government International Bond,
	1.0%, 7/9/29	44,822
2,000,000	Ciudad Autonoma De Buenos Aires, 7.5%,
	6/1/27 (144A)	1,540,020
167,560	Province of Salta Argentina, 9.5%, 3/16/22 (144A)	149,128
	Total Argentina	$ 2,299,256

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 29

Schedule of Investments | 4/30/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
Bahrain — 0.4%
780,000	Bahrain Government International Bond, 7.0%,
	10/12/28 (144A)	$ 874,988
	Total Bahrain	$ 874,988
Egypt — 0.4%
1,095,000	Egypt Government International Bond, 5.875%,
	2/16/31 (144A)	$ 1,055,339
	Total Egypt	$ 1,055,339
Ghana — 0.6%
385,000	Ghana Government International Bond, 7.875%,
	2/11/35 (144A)	$ 378,671
1,000,000	Ghana Government International Bond, 8.627%, 6/16/49	970,000
	Total Ghana	$ 1,348,671
Ivory Coast — 0.8%
EUR 1,555,000	Ivory Coast Government International Bond,
	4.875%, 1/30/32 (144A)	$ 1,876,419
	Total Ivory Coast	$ 1,876,419
Oman — 0.2%
555,000	Oman Government International Bond, 6.25%,
	1/25/31 (144A)	$ 596,625
	Total Oman	$ 596,625
Ukraine — 0.8%
EUR 855,000	Ukraine Government International Bond,
	4.375%, 1/27/30 (144A)	$ 941,926
875,000	Ukraine Government International Bond, 8.994%,
	2/1/24 (144A)	961,362
	Total Ukraine	$ 1,903,288
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $10,734,967)	$ 9,954,586
INSURANCE-LINKED SECURITIES — 0.7%
of Net Assets#
Event Linked Bonds — 0.0%†
Multiperil – U.S. — 0.0%†
500,000+(d)	Caelus Re V, 0.508% (1 Month U.S. Treasury Bill +
	50 bps), 6/5/24 (144A)	$ 44
250,000(d)	Caelus Re V, 7.248% (3 Month U.S. Treasury Bill +
	724 bps), 6/7/21 (144A)	25
$ 69
	Total Event Linked Bonds	$ 69

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Face
Amount
USD ($)		Value
	Collateralized Reinsurance — 0.3%
	Multiperil – U.S. — 0.0%†
250,000+(i)	Dingle Re 2019, 2/1/22	$ 5,132
	Multiperil – Worldwide — 0.2%
600,000+(a)(i)	Cypress Re 2017, 1/31/22	$ 60
462,359+(a)(i)	Dartmouth Re 2018, 1/31/22	97,604
389,876+(a)(i)	Gloucester Re 2018, 2/28/22	68,618
12,000+(i)	Limestone Re 2016-1, 8/31/21	1,000
12,000+(i)	Limestone Re 2016-1, 8/31/21	1,000
277,770+(a)(i)	Oyster Bay Re 2018, 1/31/22	252,104
400,000+(a)(i)	Resilience Re, 10/6/21	40
283,700+(a)(i)	Seminole Re 2018, 1/31/22	7,010
276,582+(a)(i)	Walton Health Re 2018, 6/15/21	86,881
		$ 514,317
	Windstorm – Florida — 0.1%
250,000+(a)(i)	Formby Re 2018, 2/28/22	$ 34,798
300,000+(a)(i)	Portrush Re 2017, 6/15/21	191,430
		$ 226,228
	Windstorm – U.S. Regional — 0.0%†
250,000+(a)(i)	Oakmont Re 2017, 4/30/22	$ 7,350
	Total Collateralized Reinsurance	$ 753,027
	Reinsurance Sidecars — 0.4%
	Multiperil – U.S. — 0.1%
800,000+(a)(i)	Carnoustie Re 2017, 11/30/21	$ 105,440
1,000,000+(a)(j)	Harambee Re 2018, 12/31/21	3,500
695,349+(j)	Harambee Re 2019, 12/31/22	5,841
		$ 114,781
	Multiperil – Worldwide — 0.3%
3,037+(j)	Alturas Re 2019-2, 3/10/22	$ 8,066
490,000+(a)(i)	Bantry Re 2016, 3/31/22	39,494
300,000+(a)(i)	Bantry Re 2017, 3/31/22	17,532
250,000+(a)(i)	Bantry Re 2018, 12/31/21	2,850
250,000+(a)(i)	Bantry Re 2019, 12/31/22	8,491
1,422,258+(a)(i)	Berwick Re 2018-1, 12/31/21	136,654
556,791+(a)(i)	Berwick Re 2019-1, 12/31/22	66,537
250,000+(j)	Blue Lotus Re 2018, 12/31/21	7,675
12,500+(i)	Eden Re II, 3/22/22 (144A)	10,188
22,500+(i)	Eden Re II, 3/22/22 (144A)	17,771
1,600,000+(a)(i)	Gleneagles Re 2016, 11/30/21	49,920
250,000+(a)(i)	Gleneagles Re 2018, 12/31/21	29,575
450,000+(a)(j)	Lorenz Re 2018, 7/1/21	4,815

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 31

Schedule of Investments | 4/30/21
(unaudited) (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
231,508+(a)(j)	Lorenz Re 2019, 6/30/22	$ 10,881
600,000+(a)(i)	Merion Re 2018-2, 12/31/21	99,300
1,000,000+(i)	Pangaea Re 2016-2, 11/30/21	1,783
300,000+(a)(i)	Pangaea Re 2018-1, 12/31/21	6,316
300,000+(a)(i)	Pangaea Re 2018-3, 7/1/22	6,223
245,774+(a)(i)	Pangaea Re 2019-1, 2/1/23	5,121
220,594+(a)(i)	Pangaea Re 2019-3, 7/1/23	7,935
500,000+(a)(i)	St. Andrews Re 2017-1, 2/1/22	33,900
521,395+(a)(i)	St. Andrews Re 2017-4, 6/1/21	51,305
250,000+(a)(j)	Thopas Re 2018, 12/31/21	1,575
250,000+(a)(j)	Thopas Re 2019, 12/31/22	10,450
300,000+(a)(i)	Versutus Re 2018, 12/31/21	990
264,763+(i)	Versutus Re 2019-A, 12/31/21	4,660
35,236+(i)	Versutus Re 2019-B, 12/31/21	578
250,000+(a)(j)	Viribus Re 2018, 12/31/21	—
106,153+(a)(j)	Viribus Re 2019, 12/31/22	4,405
253,645+(a)(i)	Woburn Re 2018, 12/31/21	18,618
244,914+(a)(i)	Woburn Re 2019, 12/31/22	72,421
		$ 736,029
	Total Reinsurance Sidecars	$ 850,810
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $2,901,279)	$ 1,603,906

Principal
Amount
USD ($)
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 2.6% of Net Assets*(d)
Aerospace & Defense — 0.4%
715,000	Grupo Aeromexico, SAB de CV, DIP Tranche 1
	Term Loan, 15.5% (LIBOR + 1,450 bps), 12/31/21	$ 720,363
313,620	Grupo Aeromexico, SAB de CV, DIP Tranche 2
	Term Loan, 11.0% (LIBOR + 900 bps), 12/31/21	321,852
	Total Aerospace & Defense	$ 1,042,215
Diversified & Conglomerate Service — 0.6%
508,799	First Brands Group LLC, 2021 First Lien Term Loan,
	9.0% (LIBOR + 800 bps), 3/30/27	$ 516,431
1,070,067	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	1,001,850
	Total Diversified & Conglomerate Service	$ 1,518,281

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Principal
Amount
USD ($)		Value
Entertainment & Leisure — 0.7%
1,605,000	Enterprise Development Authority, Term B Loan,
	6.0% (LIBOR + 500 bps), 2/28/28	$ 1,611,019
	Total Entertainment & Leisure	$ 1,611,019
Healthcare, Education & Childcare — 0.4%
609,020	Alliance HealthCare Services, Inc., First Lien Initial Term
	Loan, 5.0% (LIBOR + 425 bps), 10/24/23	$ 577,332
316,800	Surgery Center Holdings, Inc., 2020 Incremental Term
	Loan, 3.75% (LIBOR + 275 bps), 9/3/24	324,456
	Total Healthcare, Education & Childcare	$ 901,788
Hotel, Gaming & Leisure — 0.0%†
74,600	Spectacle Gary Holdings LLC, Delayed Draw Term
	Loan, 9.0% (LIBOR + 800 bps), 12/23/25	$ 81,438
	Total Hotel, Gaming & Leisure	$ 81,438
Securities & Trusts — 0.5%
1,030,100	Spectacle Gary Holdings LLC, Closing Date Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	$ 1,124,526
	Total Securities & Trusts	$ 1,124,526
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $6,030,078)	$ 6,279,267
Shares
RIGHTS/WARRANTS — 0.0%† of Net Assets
Metals & Mining — 0.0%†
318,254(k)	ANR, Inc., 3/31/23	$ 1,750
	Total Metals & Mining	$ 1,750
Oil, Gas & Consumable Fuels — 0.0%†
61(a)(l)	Alpha Metallurgical Resources, Inc., 7/26/23	$ 162
	Total Oil, Gas & Consumable Fuels	$ 162
TOTAL RIGHTS/WARRANTS
	(Cost $36,831)	$ 1,912

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 33

Schedule of Investments | 4/30/21
(unaudited) (continued)

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CALL OPTIONS
PURCHASED — 0.0%
297,012^(m)	Desarrolladora	Bank of
	Homex	New York
	SAB de CV	Mellon Corp.	MXN —	MXN —(o)	10/23/22	$—
297,012^(n)	Desarrolladora	Bank of
	Homex	New York
	SAB de CV	Mellon Corp.	MXN —	MXN —(o)	10/23/22	—
$—
TOTAL OVER THE COUNTER (OTC) CALL
OPTIONS PURCHASED
	(Premiums paid $0)					$ —
OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED — 0.0%†
1,973,500	Put EUR	Bank of
	Call USD	America NA	EUR 32,660	EUR 1.11	6/4/21	$ —
3,850,000	Put EUR	JPMorgan
	Call USD	Chase Bank NA	EUR 24,986	EUR 1.15	5/17/21	4
2,000,000	Put EUR	JPMorgan
	Call USD	Chase Bank NA	EUR 28,370	EUR 1.17	2/4/22	17,869
$17,873
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED
	(Premiums paid $86,016)					$17,873
TOTAL OPTIONS PURCHASED
	(Premiums paid $86,016)					$17,873
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 94.4%
	(Cost $224,469,241)					$225,260,148

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN – (0.1%)
(1,973,500)	Call EUR	Bank of
	Put USD	America NA	EUR 32,660	EUR 1.17	6/4/21	$ (62,664)
(3,850,000)	Call EUR	JPMorgan
	Put USD	Chase Bank NA	EUR 24,986	EUR 1.24	5/17/21	(167)
(2,000,000)	Call EUR	JPMorgan
	Put USD	Chase Bank NA	EUR 28,370	EUR 1.25	2/4/22	(20,699)
$ (83,530)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN
	(Premiums received $(86,016))					$ (83,530)
	OTHER ASSETS AND LIABILITIES — 5.7%					$ 13,502,482
	NET ASSETS — 100.0%					$238,679,100

BADLARPP	Argentine Deposit Rate Badlar Private Banks 30 – 35 Days. bps Basis Points.
CMT	Constant Maturity Treasury Index. LIBOR London Interbank Offered Rate. REIT Real Estate Investment Trust.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2021, the value of these securities amounted to $182,935,773, or 76.6% of net assets.

†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2021.

+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
(b)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at April 30, 2021.
(d)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2021.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2021.

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 35

Schedule of Investments | 4/30/21
(unaudited) (continued)
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(h)	Security is in default.
(i)	Issued as participation notes.
(j)	Issued as preference shares.
(k)	ANR, Inc. warrants are exercisable into 318,254 shares.
(l)	Alpha Metallurgical Resources, Inc. warrants are exercisable into 61 shares.
(m)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 Billion.
(n)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 15.0 Billion.
(o)	Strike price is 1 Mexican Peso (MXN).
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 3,037	$ 8,066
Bantry Re 2016	2/6/2019	39,494	39,494
Bantry Re 2017	2/6/2019	17,539	17,532
Bantry Re 2018	2/6/2019	2,845	2,850
Bantry Re 2019	2/1/2019	—	8,491
Berwick Re 2018-1	1/10/2018	234,526	136,654
Berwick Re 2019-1	12/31/2018	66,532	66,537
Blue Lotus Re 2018	12/20/2017	—	7,675
Caelus Re V	5/4/2018	250,000	25
Caelus Re V	4/27/2017	500,000	44
Carnoustie Re 2017	1/5/2017	190,205	105,440
Cypress Re 2017	1/24/2017	2,017	60
Dartmouth Re 2018	1/18/2018	187,807	97,604
Dingle Re 2019	3/4/2019	—	5,132
Eden Re II	12/15/2017	747	10,188
Eden Re II	1/23/2018	520	17,771
Formby Re 2018	7/9/2018	27,581	34,798
Gleneagles Re 2016	1/14/2016	—	49,920
Gleneagles Re 2018	12/27/2017	20,068	29,575
Gloucester Re 2018	1/2/2018	63,180	68,618
Harambee Re 2018	12/19/2017	50,862	3,500
Harambee Re 2019	4/24/2019	—	5,841
Limestone Re 2016-1	12/15/2016	990	1,000
Limestone Re 2016-1	12/15/2016	990	1,000
Lorenz Re 2018	6/26/2018	102,101	4,815
Lorenz Re 2019	7/10/2019	73,820	10,881
Merion Re 2018-2	12/28/2017	24,691	99,300
Oakmont Re 2017	5/10/2017	—	7,350
Oyster Bay Re 2018	1/17/2018	247,921	252,104
Pangaea Re 2016-2	5/31/2016	—	1,783
Pangaea Re 2018-1	12/26/2017	42,903	6,316

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Restricted Securities	Acquisition date	Cost	Value
Pangaea Re 2018-3	5/31/2018	$ 72,258	$ 6,223
Pangaea Re 2019-1	1/9/2019	2,580	5,121
Pangaea Re 2019-3	7/25/2019	6,618	7,935
Portrush Re 2017	6/12/2017	230,096	191,430
Resilience Re	4/13/2017	1,307	40
Seminole Re 2018	1/2/2018	2,466	7,010
St. Andrews Re 2017-1	1/5/2017	33,874	33,900
St. Andrews Re 2017-4	3/31/2017	—	51,305
Thopas Re 2018	12/12/2017	33,941	1,575
Thopas Re 2019	12/21/2018	9,473	10,450
Versutus Re 2018	1/31/2018	1,905	990
Versutus Re 2019-A	1/28/2019	—	4,660
Versutus Re 2019-B	12/24/2018	—	578
Viribus Re 2018	12/22/2017	20,388	—
Viribus Re 2019	3/25/2019	—	4,405
Walton Health Re 2018	6/25/2018	182,302	86,881
Woburn Re 2018	3/20/2018	89,763	18,618
Woburn Re 2019	1/30/2019	63,932	72,421
Total Restricted Securities			$ 1,603,906
% of Net assets			0.7%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
USD	1,757,054	GBP	(1,245,000)	Bank of	5/24/21	$ 37,576
				America NA
EUR	525,000	USD	(625,311)	Citibank NA	6/25/21	6,598
NOK	11,638	EUR	(1,156)	Goldman Sachs	7/6/21	8
				International
EUR	520,000	USD	(620,190)	HSBC Bank	5/24/21	5,256
				USA NA
NOK	20,938,362	EUR	(2,080,004)	HSBC Bank	7/6/21	14,548
				USA NA
EUR	14,000,000	USD	(16,939,152)	JPMorgan Chase	7/27/21	(77,066)
				Bank NA
EUR	350,000	USD	(416,616)	State Street Bank	5/24/21	4,357
				& Trust Co.
USD	2,172,612	EUR	(1,785,000)	State Street Bank	5/24/21	25,649
				& Trust Co.
USD	3,452,259	EUR	(2,915,000)	State Street Bank	6/25/21	(56,340)
				& Trust Co.
USD	137,638	GBP	(100,000)	State Street Bank	5/24/21	(473)
				& Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ (39,887)

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 37

Schedule of Investments | 4/30/21
(unaudited) (continued)
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — BUY PROTECTION

	Reference		Annual
Notional	Obligation/	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	Paid	(Depreciation)	Value
13,480,000	Markit CDX	Receive 5.00%		6/20/26	$20,594	$ (1,425,702)	$(1,405,108)
	North America
	High Yield
	Index Series 36
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACT – BUY PROTECTION					$20,594	$ (1,425,702)	$(1,405,108)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — SELL PROTECTION
	Reference		Annual
Notional	Obligation/	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	(Received)	Appreciation	Value
1,909,200	Markit CDX	Receive 5.00%		6/20/21	$ (18,296)	$ 40,996	$ 22,700
	North America
	High Yield
	Index Series 26
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACT – SELL PROTECTION					$(18,296)	$ 40,996	$ 22,700
TOTAL SWAP CONTRACTS					$ 2,298	$ (1,384,706)	$(1,382,408)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receives quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
ARS - Argentine Peso
EUR - Euro
GBP - Great British Pound
IDR - Indonesian Rupiah
MXN - Mexican Peso
NOK - Norwegian Krone

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2021, aggregated $134,263,459 and $134,084,742, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2021, the Fund engaged in purchases of $1,209,970 which resulted in a net realized gain/(loss) of $0. During the six months ended April 30, 2021, the Fund did not engage in sales pursuant to these procedures.
At April 30, 2021, the net unrealized depreciation on investments based on cost for federal tax purposes of $224,901,939 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 10,469,962
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(11,617,578)
Net unrealized depreciation	$ (1,147,616)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 39

Schedule of Investments | 4/30/21
(unaudited) (continued)
The following is a summary of the inputs used as of April 30, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Energy Equipment &
Services	$1,155,522	$ 372,428	$ —	$ 1,527,950
Oil, Gas & Consumable
Fuels	67	172,054	—	172,121
Paper & Forest Products	—	7,352	—	7,352
All Other Common Stock	1,853	—	—	1,853
Convertible Corporate
Bonds	—	9,681,355	—	9,681,355
Corporate Bonds	—	196,011,973	—	196,011,973
Foreign Government
Bonds	—	9,954,586	—	9,954,586
Insurance-Linked Securities
Event Linked Bonds
Multiperil – U.S.	—	25	44	69
Collateralized Reinsurance
Multiperil – U.S.	—	—	5,132	5,132
Multiperil – Worldwide	—	—	514,317	514,317
Windstorm – Florida	—	—	226,228	226,228
Windstorm –
U.S. Regional	—	—	7,350	7,350
Reinsurance Sidecars
Multiperil – U.S.	—	—	114,781	114,781
Multiperil – Worldwide	—	—	736,029	736,029
Senior Secured Floating
Rate Loan Interests	—	6,279,267	—	6,279,267
Rights/Warrants	—	1,912	—	1,912
Over The Counter (OTC)
Call Option Purchased	—	—*	—	—*
Over The Counter (OTC)
Currency Put
Option Purchased	—	17,873	—	17,873
Total Investments
in Securities	$1,157,442	$222,498,825	$1,603,881	$225,260,148
Other Financial Instruments
Over The Counter (OTC)
Currency Call Option
Written	$ —	$ (83,530)	$ —	$ (83,530)
Net unrealized depreciation
on forward foreign currency
exchange contracts	—	(39,887)	—	(39,887)
Swap contracts, at value	—	(1,382,408)	—	(1,382,408)
Total Other
Financial Instruments	$ —	$ (1,505,825)	$ —	$ (1,505,825)
* Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Convertible	Insurance-
	Common	Corporate	Linked
	Stocks	Bonds	Securities	Total
Balance as of 10/31/20	$ 172,055	$ 38,216	$ 2,438,370	$ 2,648,641
Realized gain (loss)(1)	—	—	(28,609)	(28,609)
Change in unrealized
appreciation (depreciation)(2)	—	—	51,263	51,263
Accrued discounts/premiums	—	—	—	—
Purchases	—	—	—	—
Sales	—	—	(857,143)	(857,143)
Transfers in to Level 3*	—	—	—	—
Transfers out of Level 3*	(172,055)	(38,216)	—	(210,271)
Balance as of 4/30/21	$ —	$ —	$ 1,603,881	$ 1,603,881

(1) Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*
Transfers are calculated on the beginning of period value. For the six months ended April 30, 2021, securities with an aggregate market value of $210,271 transferred from Level 3 to Level 2 as there were observable inputs available to determine their value. There were no other transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments
still held and considered Level 3 at April 30, 2021:	$7,922

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 41

Statement of Assets and Liabilities | 4/30/21
(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $224,469,241)	$ 225,260,148
Cash	14,170,556
Foreign currencies, at value (cost $3,280,376)	3,285,078
Swaps collateral	792,249
Due from broker for swaps	1,382,387
Variation margin for centrally cleared swap contracts	14,303
Receivables —
Investment securities sold	1,607,872
Fund shares sold	174,024
Interest	3,051,428
Due from the Adviser	24,505
Other assets	32,296
Total assets	$ 249,794,846
LIABILITIES:
Payables —
Investment securities purchased	$ 8,819,970
Fund shares repurchased	535,875
Distributions	102,611
Trustees’ fees	437
Written options outstanding (net premiums received $(86,016))	83,530
Net unrealized depreciation on forward foreign currency exchange contracts	39,887
Swap contracts, at value (net premiums paid $2,298)	1,382,408
Due to affiliates	16,946
Accrued expenses	134,082
Total liabilities	$ 11,115,746
NET ASSETS:
Paid-in capital	$ 544,550,759
Distributable earnings (loss)	(305,871,659)
Net assets	$ 238,679,100
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $151,026,593/17,444,918 shares)	$ 8.66
Class C (based on $8,263,105/955,107 shares)	$ 8.65
Class Y (based on $79,389,402/9,346,039 shares)	$ 8.49
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $8.66 net asset value per share/100%-4.50%
maximum sales charge)	$ 9.07

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 7,092,417
Dividends from unaffiliated issuers	85,048
Total investment income		$ 7,177,465
EXPENSES:
Management fees	$ 824,515
Administrative expense	61,657
Transfer agent fees
Class A	91,630
Class C	6,779
Class Y	40,803
Distribution fees
Class A	181,842
Class C	53,376
Shareowner communications expense	14,107
Custodian fees	16,892
Registration fees	25,602
Professional fees	42,246
Printing expense	22,103
Pricing fees	12,948
Trustees’ fees	3,423
Insurance expense	61
Miscellaneous	19,954
Total expenses		$ 1,417,938
Less fees waived and expenses reimbursed by the Adviser		(124,244)
Net expenses		$ 1,293,694
Net investment income		$ 5,883,771
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 4,110,884
Written options	109,048
Forward foreign currency exchange contracts	540,414
Swap contracts	1,344,469
Other assets and liabilities denominated in
foreign currencies	(97,262)	$ 6,007,553
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$17,047,110
Written options	(30,551)
Forward foreign currency exchange contracts	79,191
Swap contracts	(1,413,345)
Unfunded loan commitments	(827)
Other assets and liabilities denominated in
foreign currencies	(22,128)	$15,659,450
Net realized and unrealized gain (loss) on investments		$21,667,003
Net increase in net assets resulting from operations		$27,550,774

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 43

Statements of Changes in Net Assets

	Six Months
	Ended
	4/30/21	Year Ended
	(unaudited)	10/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 5,883,771	$ 14,186,694
Net realized gain (loss) on investments	6,007,553	(26,056,362)
Change in net unrealized appreciation (depreciation)
on investments	15,659,450	(845,170)
Net increase (decrease) in net assets resulting
from operations	$ 27,550,774	$ (12,714,838)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.21 and $0.44 per share, respectively)	$ (3,710,514)	$ (7,607,774)
Class C ($0.18 and $0.36 per share, respectively)	(225,380)	(1,116,180)
Class Y ($0.22 and $0.45 per share, respectively)	(2,116,907)	(4,758,177)
Tax return of capital:
Class A ($– and $0.02 per share, respectively)	—	(422,850)
Class C ($– and $0.02 per share, respectively)	—	(71,769)
Class Y ($– and $0.02 per share, respectively)	—	(247,451)
Total distributions to shareowners	$ (6,052,801)	$ (14,224,201)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 35,872,353	$ 39,524,717
Reinvestment of distributions	5,070,323	12,011,372
Cost of shares repurchased	(43,609,298)	(112,842,709)
Net decrease in net assets resulting from Fund
share transactions	$ (2,666,622)	$ (61,306,620)
Net increase (decrease) in net assets	$ 18,831,351	$ (88,245,659)
NET ASSETS:
Beginning of period	$219,847,749	$ 308,093,408
End of period	$238,679,100	$ 219,847,749

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

	Six Months	Six Months
	Ended	Ended	Year	Year
	4/30/21	4/30/21	Ended	Ended
	Shares	Amount	10/31/20	10/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	2,065,829	$ 17,557,871	1,978,870	$ 15,555,737
Reinvestment of
distributions	383,042	3,266,750	891,978	7,065,967
Less shares repurchased	(1,825,626)	(15,503,819)	(4,735,012)	(37,419,166)
Net increase
(decrease)	623,245	$ 5,320,802	(1,864,164)	$(14,797,462)
Class C
Shares sold	42,437	$ 363,561	73,389	$ 593,219
Reinvestment of
distributions	25,820	219,162	126,903	1,007,607
Less shares repurchased	(1,306,325)	(11,009,240)	(2,045,110)	(16,366,689)
Net decrease	(1,238,068)	$(10,426,517)	(1,844,818)	$(14,765,863)
Class Y
Shares sold	2,144,381	$ 17,950,921	3,031,125	$ 23,375,761
Reinvestment of
distributions	189,286	1,584,411	503,623	3,937,798
Less shares repurchased	(2,038,081)	(17,096,239)	(7,978,042)	(59,056,854)
Net increase
(decrease)	295,586	$ 2,439,093	(4,443,294)	$(31,743,295)

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 45

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class A
Net asset value, beginning of period	$ 7.88	$ 8.57	$ 8.51	$ 9.12	$ 8.71	$ 8.64
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.21	$ 0.46	$ 0.47	$ 0.49	$ 0.51	$ 0.54
Net realized and unrealized gain (loss) on investments	0.78	(0.69)	0.05	(0.65)	0.37	0.04(b)
Net increase (decrease) from investment operations	$ 0.99	$ (0.23)	$ 0.52	$ (0.16)	$ 0.88	$ 0.58
Distributions to shareowners:
Net investment income	$ (0.21)	$ (0.44)	$ (0.44)	$ (0.45)	$ (0.42)	$ (0.47)
Tax return of capital	—	(0.02)	(0.02)		(0.05)	(0.04)
Total distributions	$ (0.21)	$ (0.46)	$ (0.46)	$ (0.45)	$ (0.47)	$ (0.51)
Net increase (decrease) in net asset value	$ 0.78	$ (0.69)	$ 0.06	$ (0.61)	$ 0.41	$ 0.07
Net asset value, end of period	$ 8.66	$ 7.88	$ 8.57	$ 8.51	$ 9.12	$ 8.71
Total return (c)	12.72%(d)	(2.57)%	6.27%	(1.78)%	10.33%	7.14%(e)
Ratio of net expenses to average net assets	1.14%(f)	1.14%	1.25%	1.17%	1.18%	1.19%
Ratio of net investment income (loss) to average net assets	4.96%(f)	5.72%	5.57%	5.56%	5.71%	6.50%
Portfolio turnover rate	61%(d)	94%	54%	48%	53%	40%
Net assets, end of period (in thousands)	$151,027	$132,580	$160,057	$173,588	$182,900	$201,360
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.26%(f)	1.23%(f)	1.26%	1.17%	1.18%	1.19%
Net investment income (loss) to average net assets	4.84%(f)	5.63%(f)	5.56%	5.56%	5.71%	6.50%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016, the total return would have been 7.01%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.
46 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class C
Net asset value, beginning of period	$ 7.87	$ 8.55	$ 8.49	$ 9.09	$ 8.69	$ 8.62
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.17	$ 0.39	$ 0.41	$ 0.42	$ 0.44	$ 0.48
Net realized and unrealized gain (loss) on investments	0.79	(0.69)	0.04	(0.63)	0.36	0.04(b)
Net increase (decrease) from investment operations	$ 0.96	$ (0.30)	$ 0.45	$ (0.21)	$ 0.80	$ 0.52
Distributions to shareowners:
Net investment income	$ (0.18)	$ (0.36)	$ (0.37)	$ (0.39)	$ (0.35)	$ (0.41)
Tax return of capital	—	(0.02)	(0.02)	—	(0.05)	(0.04)
Total distributions	$ (0.18)	$ (0.38)	$ (0.39)	$ (0.39)	$ (0.40)	$ (0.45)
Net increase (decrease) in net asset value	$ 0.78	$ (0.68)	$ 0.06	$ (0.60)	$ 0.40	$ 0.07
Net asset value, end of period	$ 8.65	$ 7.87	$ 8.55	$ 8.49	$ 9.09	$ 8.69
Total return (c)	12.22%(d)	(3.39)%	5.46%	(2.39)%	9.46%	6.40%(e)
Ratio of net expenses to average net assets	2.01%(f)	2.02%	1.97%	1.90%	1.89%	1.90%
Ratio of net investment income (loss) to average net assets	3.98%(f)	4.83%	4.86%	4.75%	5.01%	5.79%
Portfolio turnover rate	61%(d)	94%	54%	48%	53%	40%
Net assets, end of period (in thousands)	$8,263	$17,266	$34,513	$60,700	$143,587	$183,542
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2016 the total return would have been 6.28%.
(f)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 47

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class Y
Net asset value, beginning of period	$ 7.73	$ 8.41	$ 8.36	$ 8.95	$ 8.55	$ 8.49
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.21	$ 0.47	$ 0.49	$ 0.50	$ 0.52	$ 0.57
Net realized and unrealized gain (loss) on investments	0.77	(0.68)	0.03	(0.62)	0.36	0.01(b)
Net increase (decrease) from investment operations	$ 0.98	$ (0.21)	$ 0.52	$ (0.12)	$ 0.88	$ 0.58
Distributions to shareowners:
Net investment income	$ (0.22)	$ (0.45)	$ (0.45)	$ (0.47)	$ (0.43)	$ (0.48)
Tax return of capital	—	(0.02)	(0.02)	—	(0.05)	(0.04)
Total distributions	$ (0.22)	$ (0.47)	$ (0.47)	$ (0.47)	$ (0.48)	$ (0.52)
Net increase (decrease) in net asset value	$ 0.76	$ (0.68)	$ 0.05	$ (0.59)	$ 0.40	$ 0.06
Net asset value, end of period	$ 8.49	$ 7.73	$ 8.41	$ 8.36	$ 8.95	$ 8.55
Total return (c)	12.78%(d)	(2.37)%	6.43%	(1.41)%	10.60%	7.34%
Ratio of net expenses to average net assets	0.90%(e)	0.90%	0.96%	0.92%	0.91%	0.90%
Ratio of net investment income (loss) to average net assets	5.19%(e)	5.94%	5.85%	5.73%	5.96%	6.93%
Portfolio turnover rate	61%(d)	94%	54%	48%	53%	40%
Net assets, end of period (in thousands)	$79,389	$70,002	$113,523	$133,015	$292,664	$280,262
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.99%(e)	0.96%	0.96%	0.92%	0.91%	0.90%
Net investment income (loss) to average net assets	5.10%(e)	5.88%	5.85%	5.73%	5.96%	6.96%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
The amount shown for a share outstanding does not correspond with the aggregate loss on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.
48 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Notes to Financial Statements | 4/30/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Global High Yield Fund (the “Fund”) is the sole series comprising Pioneer Series Trust VII (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of April 30, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after

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December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the six months ended April 30, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading

50 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

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Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

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At April 30, 2021, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.26% of net assets. The value of these fair valued securities was $621,867.
B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D. Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2020, the Fund did not accrue any interest or

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penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2020 was as follows:

2020
Distributions paid from:
Ordinary income	$13,482,131
Tax return of capital	742,070
Total	$14,224,201

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2020:

2020
Distributable earnings:
Capital loss carryforward	$(310,387,460)
Dividend payable	(142,274)
Net unrealized depreciation	(16,839,898)
Total	$(327,369,632)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and swaps, adjustments relating to catastrophe bonds and swaps.
E. Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $822 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2021.

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F. Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G. Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

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The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to or discontinuation of LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent

56 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the

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economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H. Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at April 30, 2021 are listed in the Schedule of Investments.
I. Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments

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also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J. Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended April 30, 2021, was $26,528. Open purchased options at April 30, 2021, are listed in the Schedule of Investments.

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K. Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the six months ended April 30, 2021, was $(149,073). Open written options contracts at April 30, 2021, are listed in the Schedule of Investments.
L. Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the six months ended April 30, 2021, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

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The average market value of forward foreign currency exchange contracts open during the six months ended April 30, 2021, was $9,708,714. Open forward foreign currency exchange contracts outstanding at April 30, 2021, are listed in the Schedule of Investments.
M. Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 61

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2021, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended April 30, 2021, was $(423,087). Open credit default swap contracts at April 30, 2021, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million of the Fund’s average daily net assets; 0.65% of the next $500 million of the Fund’s average daily net assets; 0.60% of the next $500 million of the Fund’s average daily net assets; 0.55% of the next $500 million of the Fund’s average daily net assets; and 0.45% of the Fund’s average daily net assets over $2 billion. For the six months ended
62 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

April 30, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.14% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended April 30, 2021 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $13,168 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended April 30, 2021, the Fund paid $3,423 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At April 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $437.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 63

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications
Class A	$ 8,119
Class C	703
Class Y	5,285
Total	$14,107

5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $3,778 in distribution fees payable to the Distributor at April 30, 2021.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2021, CDSCs in the amount of $108 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the

64 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2021, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 65

due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2021.

	Derivative Assets	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement Offset		Received (a)	Received (a)	Assets (b)
Bank of
America NA	$ 37,576	$ (37,576)	$ —	$—	$ —
Citibank N.A.	6,598	—	—	—	6,598
Goldman Sachs
International	8	—	—	—	8
HSBC Bank	19,804	—	—	—	19,804
JPMorgan Chase
Bank N.A.	17,873	(17,873)	—	—	—
State Street
Bank & Trust Co.	30,006	(30,006)	—	—	—
Total	$111,865	$(85,455)	$ —	$—	$ 26,410

	Derivative Liabilities Derivatives		Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of
America NA	$ 62,664	$ (37,576)	$ —	$ —	$ 25,088
Citibank N.A.	—	—	—	—	—
Goldman Sachs
International	—	—	—	—	—
HSBC Bank	—	—	—	—	—
JPMorgan Chase
Bank N.A.	97,932	(17,873)	—	—	80,059
State Street
Bank & Trust Co.	56,813	(30,006)	—	—	26,807
Total	$217,409	$(85,455)	$ —	$ —	$131,954

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

66 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

8. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2021, was as follows:
			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Options purchased*	$ —	$ —	$ 17,873**	$ —	$ —
Total Value	$ —	$ —	$ 17,873**	$ —	$ —
Liabilities
Swap contracts,
at value	$ —	$1,382,408	$ —	$ —	$ —
Written options
outstanding			83,530
Net unrealized
depreciation on
forward foreign
currency contracts	—	—	39,887	—	—
Total Value	$ —	$1,382,408	$123,417	$ —	$ —

*	Reflects the market value of purchased option contracts (see Note 1J). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
**	Includes securities that are valued at $0.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/21 67

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2021, was as follows:

			Foreign
Statement	Interest	Credit	Exchange	Equity	Commodity
of Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Options purchased*	$ —	$ —	$ (109,048)	$ —	$ —
Written options	—	—	109,048	—	—
Forward foreign
exchange currency
contracts	—	—	540,414	—	—
Swap contracts	—	1,344,469	—	—	—
Total Value	$ —	$ 1,344,469	$ 540,414	$ —	$ —
Change in net unrealized
appreciation
(depreciation) on:
Options purchased**	$ —	$ —	$ 21,783***	$ —***	$ —
Written options	—	—	(30,551)	—	—
Forward foreign
exchange currency
contracts	—	—	79,191	—	—
Swap contracts	—	(1,413,345)	—	—	—
Total Value	$ —	$ (1,413,345)	$ 70,423***	$ —***	$ —
*
Reflects the net realized gain (loss) on purchased option contracts (see Note 1J). These amounts are included in Net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.

**
Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

***	Includes securities that are valued at $0.

9. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of April 30, 2021, the Fund had no unfunded loan commitments outstanding.

68 Pioneer Global High Yield Fund | Semiannual Report | 4/30/21

Trustees, Officers and Service Providers*

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

* Effective April 30, 2021, Mark E. Bradley is no longer Treasurer of the Fund.

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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19382-15-0621

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VII

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer
Date July 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date July 1, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date July 1, 2021

* Print the name and title of each signing officer under his or her signature.